Stockholders' Equity	12 Months Ended
Dec. 31, 2021
Stockholders' Equity
Stockholders' Equity

Note 11 – Stockholders’ Equity

Common Stock

During the years ended December 31, 2021 and 2020, stock options were exercised for 1,160,930 and 1,097,370 shares of Common Stock, respectively.

Legacy Solid Power Warrants

During 2015, Legacy Solid Power issued warrants to a third party in conjunction with a licensing agreement to purchase 276,000 shares of Legacy Solid Power common stock at an exercise price of $0.00001088 per share. Management determined that equity classification is appropriate for these warrants. Legacy Solid Power recognized expense totaling $18 on the date of the grant that has been included as a component of Additional paid-in capital within the Consolidated Statements of Stockholders' Equity. During 2020, Legacy Solid Power issued additional warrants to purchase 45,730 shares of common stock at an exercise price of $0.53 per share. Legacy Solid Power recognized expense totaling $16 on the date of the grant.

In May 2021, Legacy Solid Power issued warrants to purchase 1,755,557 shares of Legacy Solid Power common stock at an exercise price of $0.01 per share, in connection with the Series B Financing. These warrants were detachable from the Legacy Solid Power Series B Preferred Stock and in all cases would physically settle or net share settle. Therefore, Legacy Solid Power determined that these warrants represented equity in Legacy Solid Power. Prior to the Closing, all Legacy Solid Power warrants were either exercised for cash or net exercised and the holders thereof received shares of Legacy Solid Power common stock.